n e w s r e l e a s e

HUMANA
Guidance when you need it most

FOR MORE INFORMATION CONTACT:

Regina Nethery
Humana Investor Relations
502-580-3644
E-MAIL: Rnethery@humana.com

Tom Noland
Humana Corporate Communications
502-580-3674
E-MAIL: Tnoland@humana.com

Humana Inc. to Host Investor Day
on November 9, 2006

LOUISVILLE, Ky. - November 8, 2006 - Humana Inc. (NYSE: HUM) announced today that its leadership team will be hosting an Investor Day in New York, New York on Thursday, November 9, 2006. The company's Investor Day will include presentations by various company executives regarding Humana's strategic, operational and financial progress to date as well as expectations for future performance. Humana's event is scheduled to begin at 8:00 a.m. eastern.

In conjunction with this event, the company is reiterating its guidance for diluted earnings per common share of $2.82 to $2.88 for the year ending December 31, 2006 and $3.90 to $4.10 for the year ending December 31, 2007. Additional earnings guidance points which may be discussed at the company's Investor Day are detailed below.

Humana invites the investing public and the media to listen to its Investor Day via the Internet. A live virtual presentation (audio with slides) will be available and may be accessed via Humana's Investor Relations page at www.humana.com. The company suggests web participants sign on approximately 15 minutes in advance of the meeting. The company also suggests web participants visit the site well in advance of the call to run a system test and to download any free software needed to view the presentation.

Cautionary Statement

This news release contains forward-looking statements and earnings guidance points. The forward-looking statements herein are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in the following documents filed by Humana with the Securities and Exchange Commission:

  Form 10-K for the year ended December 31, 2005,
  Form 10-Qs for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006.

About Humana

Humana Inc., headquartered in Louisville, Kentucky, is one of the nation's largest publicly traded health benefits companies, with more than 11 million medical members. Humana offers a diversified portfolio of health insurance products and related services - through traditional and consumer-choice plans - to employer groups, government-sponsored plans, and individuals.

Over its 45-year history, Humana has consistently seized opportunities to meet changing customer needs. Today, the company is a leader in consumer engagement, providing guidance that leads to lower costs and a better health plan experience throughout its diversified customer portfolio.

More information regarding Humana is available to investors via the Investor Relations page of the company's web site at www.humana.com, including copies of:

  Annual report to stockholders;
  Securities and Exchange Commission filings;
  Most recent investor conference presentation;
  Quarterly earnings news releases;
  Replays of most recent earnings release conference call;
  Calendar of events (includes upcoming earnings conference call dates, times, and access number, as well as planned interaction with research analysts and institutional investors);
  Corporate Governance Information.

Humana's Investor Day 2006

AGENDA

7:30 a.m. - Registration/Continental Breakfast 8:00 a.m. - Business Session 11:45 a.m. - Luncheon with Humana Management
Business Session	Speaker	Title

Welcome	Regina C. Nethery	Vice President, Investor Relations
Humana's Growth Strategy	Michael B. McCallister	President and Chief Executive Officer
Commercial Operations	James E. Murray	Chief Operating Officer
Medicare Operations	Stefen F. Brueckner	Vice President, Senior Products
Clinical Operations	Jonathan T. Lord, M.D.	Senior Vice President and Chief Innovation Officer
Financials	James H. Bloem	Senior Vice President, Chief Financial Officer, and Treasurer
Closing Remarks	Michael B. McCallister	President and Chief Executive Officer

Earnings Guidance Points
Humana Investor Day 2006

	For the year ending December 31, 2006	For the year ending December 31, 2007	Comments
Diluted earnings per common share (EPS)	Full year EPS: $2.82 to $2.88; Fourth quarter EPS: $0.84 to $0.90	Full year EPS: $3.90 to $4.10	2006 EPS growth rate of 58% to 61% 2007 EPS growth rate of 35% to 45%
Revenues

Consolidated revenues: $21 billion to $22 billion;

Medicare Advantage: $8.5 billion to $9.0 billion;

Medicare stand-alone PDPs: $2.8 billion to $3.2 billion;

TRICARE: $2.5 billion to $2.9 billion;

Commercial: $6.5 billion to $7.0 billion

Consolidated revenues: $24 billion to $26 billion;

Medicare Advantage: $10.5 billion to $12.0 billion;

Medicare stand-alone PDPs: $3.0 billion to $3.5 billion;

TRICARE: $2.5 billion to $3.5 billion;

Commercial: $6.0 billion to $7.0 billion

Ending medical membership

Medicare Advantage: approximately 1 million;

Medicare stand-alone PDPs: approximately 3.5 million;

TRICARE: No material change from prior year;

Medicaid: Down approximately 50,000 from prior year;

Commercial: Up approximately 110,000 to 120,000 from prior year including the benefit of members acquired via the CHA Health acquisition

Medicare Advantage: approximately 1.1 million to 1.2 million;

Medicare stand-alone PDPs: approximately 3.5 million including the anticipated loss of approximately 300,000 Complete plan members;

TRICARE: No material change from prior year;

Medicaid: No material change from prior year;

Commercial: Up approximately 50,000 to 75,000 from prior year

Commercial represents combined ASO and fully insured medical membership
Medical costs

Total Medicare products (Medicare Advantage and stand-alone PDP) MER in the range of 84% to 85%;

Commercial fully insured groups: Medical cost trends in the range of 5% to 6%; premium yields in line with medical cost trends

Total Medicare products (Medicare Advantage and stand-alone PDP) MER in the range of 82% to 84%;

Commercial fully insured groups: Medical cost trends in the range of 5% to 6%; premium yields in line with medical cost trends

2007 same-store trend for individual medical cost trend components is not anticipated to be materially different from 2006
Selling, general & administrative expenses	Consolidated SG&A expense ratio of 13.5% to 14.5%	Consolidated SG&A expense ratio of 13% to 14%
Investment income and interest expense

Investment income of $280 million to $290 million including approximately $75 million in venture capital gains;

Interest expense of approximately $64 million

Net investment income by segment:

35% to 40% Government Segment; 60% to 65% Commercial Segment

Investment income of $280 million to $290 million with no material benefit from venture capital gains;

Interest expense of approximately $70 million

Net investment income by segment:

55% to 60% Government Segment; 40% to 45% Commercial Segment

2007 is not forecast to include any material gains from venture capital investments due to fewer such investments now held by the company

Investment income (net of interest expense) is recorded to the business segments based upon changes in working capital that fund cash available for investment

Pretax results

Total Medicare products (Medicare Advantage and stand-alone PDP): 2.5% to 3.5% pretax margin including a pretax loss on stand-alone PDP;

TRICARE: Approximately 3% to 4% pretax margin;

Commercial Segment: $210 million to $230 million including approximately $45 million in venture capital investment gains

Total Medicare products (Medicare Advantage and stand-alone PDP): 4% to 5% pretax margin including a pretax gain on stand-alone PDP;

TRICARE: Approximately 3% to 4% pretax margin;

Commercial Segment: $190 million to $210 million including no material benefit from venture capital gains

Investment and other income and interest expense are not recorded at the line-of-business level
Cash flows from operations	$1.6 billion to $1.8 billion	At least $1.8 billion

2006 cash flows from operations is anticipated to be used towards capital expenditures (approximately 10%), net Part D risk-share payment to be remitted in 2007 (approximately 40%), and capital contributions into the subsidiaries (approximately 50%)

2007 cash flows from operations include the forecasted payment to CMS of the net Part D risk-share payable related to the 2006 plan year

Capital expenditures	$190 million to $200 million	Approximately $200 million
Effective tax rate	Approximately 35% to 37%	Approximately 36% to 38%
Shares used in computing EPS	Approximately 168 million	Approximately 171 million